SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549



                                 FORM 8-K
                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported):
                             November 23, 1999



                         WERNER ENTERPRISES, INC.
          (Exact name of registrant as specified in its charter)


     NEBRASKA                       0-14690                      47-0648386
(State or other jurisdiction of   (Commission File            (IRS Employer
incorporation or organization)         Number)          Identification No.)


14507 FRONTIER ROAD
POST OFFICE BOX 45308
OMAHA, NEBRASKA                    68145                      (402)895-6640
(Address of principal           (Zip Code)  (Registrant's telephone number)
   executive offices)

ITEM 5.   OTHER EVENTS.

     On November 23, 1999, the registrant issued a news release announcing that higher fuel prices are affecting fourth quarter 1999 earnings. A copy of the news release is filed as an exhibit to this Form 8-K.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     Exhibit 99.1 News release issued by the registrant on November 23, 1999.



                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WERNER ENTERPRISES, INC.


Date:      November 23, 1999            By:  /s/ John J. Steele
                                             John J. Steele
                                             Vice President, Treasurer and
                                               Chief Financial Officer


Date:      November 23, 1999            By:  /s/ James L. Johnson
                                             James L. Johnson
                                             Corporate Secretary and
                                               Controller